UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2004

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA 30004
(Address of principal executive offices)

Registrant’s telephone number, including area code (678) 336-2500

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED FEBRUARY 11, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits.

     The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit No.		Description

99.1	–	Press Release dated February 11, 2004

Item 12. Results of Operations and Financial Condition.

     On February 11, 2004, AtheroGenics, Inc. issued a press release to report the company’s financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC

Date: February 11, 2004	/s/ MARK P. COLONNESE

Mark P. Colonnese
Senior Vice President of Finance and
Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.		Description

99.1	–	Press Release dated February 11, 2004

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